   As filed with the Securities and Exchange Commission on September 5, 2001
                                                           Registration No. 333-
================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               -----------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                               -----------------

                                 EXTENSITY, INC.
             (Exact name of registrant as specified in its charter)

        Delaware                                        68-0368868
(State of Incorporation)                    (I.R.S. Employer Identification No.)

                               -----------------

                          2200 Powell Street, Suite 300
                              Emeryville, CA 94608
                                 (510) 594-5700
                    ----------------------------------------
                    (Address of principal executive offices)

                               -----------------

                       2000 Nonstatutory Stock Option Plan
                       -----------------------------------
                            (Full title of the plans)


                                Robert A. Spinner
                      President and Chief Executive Officer
                                 Extensity, Inc.
                          2200 Powell Street, Suite 300
                              Emeryville, CA 94608
                                 (510) 594-5700
            ---------------------------------------------------------
            (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)


                               -----------------

                                   Copies to:
                           James F. Fulton, Jr., Esq.
                               COOLEY GODWARD LLP
                               5 Palo Alto Square
                               3000 El Camino Real
                               Palo Alto, CA 94306
                                 (650) 843-5000

                               -----------------

                         CALCULATION OF REGISTRATION FEE

===============================================================================================================================

                                                        PROPOSED MAXIMUM         PROPOSED MAXIMUM
   TITLE OF SECURITIES                                      OFFERING                 AGGREGATE                AMOUNT OF
     TO BE REGISTERED       AMOUNT TO BE REGISTERED    PRICE PER SHARE (2)      OFFERING PRICE (2)        REGISTRATION FEE
--------------------------- ------------------------ ------------------------ ------------------------ ------------------------
 Stock Options and Common
 Stock (par value $0.001)      1,000,000 shares               $3.63                 $3,630,000                 $907.50
===============================================================================================================================

(1) Pursuant to Rule 416(a), this Registration Statement shall also cover any additional shares of Registrant's Common Stock that become issuable under the plan by reason of any stock dividend, stock split, recapitalization or other similar transaction effected without receipt of consideration that increases the number of outstanding shares of Registrant's Common Stock.

(2) Estimated solely for the purpose of calculating the amount of the registration fee pursuant to Rule 457(h). The price per share and aggregate offering price are based upon the average of the high and low prices of Registrant's Common Stock on August 29, 2001 as reported on the Nasdaq National Market.


                                       2.

                    INCORPORATION BY REFERENCE OF CONTENTS OF
                       REGISTRATION STATEMENTS ON FORM S-8
                         NO. 333-45748 AND NO. 333-56544

         The contents of Registration Statement on Form S-8 No. 333-45748 filed with the Securities and Exchange Commission on September 13, 2000 and Registration Statement on Form S-8 No. 333-56544 filed with the Securities and Exchange Commission on March 5, 2001 are incorporated by reference herein.

                                    EXHIBITS

EXHIBIT
NUMBER

     4.1(1)        Amended and Restated Certificate of Incorporation of Registrant.

     4.2(1)        Bylaws of Registrant.

     5.1           Opinion of Cooley Godward LLP.

    23.1           Consent of PricewaterhouseCoopers LLP (Independent Auditors).

    23.2           Consent of Cooley Godward LLP is contained in Exhibit 5.1 to this Registration Statement.

    24.1           Power of Attorney is contained on the signature page.

    99.1(2)        Registrant's 2000 Nonstatutory Stock Option Plan.

(1) Filed as an exhibit to the Form S-1 Registration Statement (No. 333-90979), as amended, declared effective by the Securities and Exchange Commission on January 26, 2000.

(2) Filed as an exhibit to the Form S-8 Registration Statement (No. 333-45748) and incorporated herein by reference.



                                       3.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Emeryville, State of California, on September 5, 2001.

                                        EXTENSITY, INC.

                                        By: /s/ Robert A. Spinner
                                           ----------------------------------
                                        Title: President and Chief Executive
                                               Officer

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Robert A. Spinner and Kenneth R. Hahn, and each or any one of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.



                                       4.

         Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

                      SIGNATURE                             TITLE                              DATE

/s/ ROBERT A. SPINNER                         President, Chief Executive Officer          September 5, 2001
-----------------------------------------     and Director (Principal Executive
            ROBERT A. SPINNER                 Officer)

/s/ KENNETH R. HAHN                           Chief Financial Officer (Principal          September 5, 2001
-----------------------------------------     Financial Officer)
             KENNETH R. HAHN

/s/ SHARAM I. SASSON                          Chairman of the Board of Directors          September 5, 2001
-----------------------------------------
             SHARAM I. SASSON

/s/ CHRISTOPHER D. BRENNAN                    Director                                    September 5, 2001
-----------------------------------------
          CHRISTOPHER D. BRENNAN

/s/ JOHN R. HUMMER                            Director                                    September 5, 2001
-----------------------------------------
             JOHN R. HUMMER

/s/ DAVID A. REED                             Director                                    September 5, 2001
-----------------------------------------
              DAVID A. REED

/s/ TED E. SCHLEIN                            Director                                    September 5, 2001
-----------------------------------------
             TED E. SCHLEIN

/s/ MAYNARD G. WEBB                           Director                                    September 5, 2001
-----------------------------------------
             MAYNARD G. WEBB


                                       5.

                                  EXHIBIT INDEX

EXHIBIT
NUMBER
     4.1(1)        Amended and Restated Certificate of Incorporation of Registrant.

     4.2(1)        Bylaws of Registrant.

     5.1           Opinion of Cooley Godward LLP.

    23.1           Consent of PricewaterhouseCoopers LLP (Independent Auditors).

    23.2           Consent of Cooley Godward LLP is contained in Exhibit 5.1 to this Registration Statement.

    24.1           Power of Attorney is contained on the signature page.

    99.1(2)        Registrant's 2000 Nonstatutory Stock Option Plan.

(1) Filed as an exhibit to the Form S-1 Registration Statement (No. 333-90979), as amended, declared effective by the Securities and Exchange Commission on January 26, 2000.

(2) Filed as an exhibit to the Form S-8 Registration Statement (No. 333-45748) and incorporated herein by reference.



                                       6.